ASSIGNMENT AND
TERMINATION AGREEMENT

NORTH CAROLINA
GUILFORD COUNTY

      THIS ASSIGNMENT AND TERMINATION AGREEMENT, made and entered into as of the 31st day of August, 2000, ("Agreement") among ATLANTIC FINANCIAL GROUP, LTD., a Texas limited partnership, ("AFG"), SUNTRUST BANK, ATLANTA, a Georgia banking corporation, ("SunTrust") and CONE MILLS CORPORATION, a North Carolina corporation, ("Cone").

WITNESSETH THAT:

      WHEREAS, Cone, as Landlord in that certain Ground Lease dated as of October 24, 1994, (the "Ground Lease") with TBC Realty II Corporation, a Texas corporation, ("TBC"), as Tenant, leased to TBC certain real property in Guilford County, North Carolina, (the "Leasehold Parcel") described on Exhibit A-1 hereto. The Ground Lease is evidenced of record by a Memorandum of Ground Lease dated as of October 24, 1994, and recorded in Book 4251, Pages 1044 to 1047, Office of the Register of Deeds of Guilford County, North Carolina ("Guilford County Registry"); and

      WHEREAS, TBC, as Lessor in that certain Master Lease Agreement dated as of October 24, 1994, as amended from time to time, (the "Master Lease") leased to Cone, as Tenant, certain real property that is part of the North Pointe Corporate Center Development in Guilford County, North Carolina, and is more particularly described on Exhibit A-2 hereto. The Master Lease is evidenced of record by a Memorandum of Master Lease dated as of October 24, 1994, and recorded in Book 4251, Page 1048, Guilford County Registry; and

      WHEREAS, in connection with the Ground Lease and the Master Lease, TBC, Cone and Citicorp Leasing, Inc., a Delaware corporation, ("Citicorp") entered into an Acknowledgment Agreement recorded in Book 4251, Page 1082, Guilford County Registry, ("Acknowledgment Agreement") and a Subordination, Non-Disturbance and Attornment Agreement recorded in Book 4251, Page 1092, Guilford County Registry, ("SNDA"); and

      WHEREAS,  all  of  TBC's  and  Citicorp's   respective
interests in the Ground Lease, Master Lease, Acknowledgment Agreement and SNDA were assigned to AFG and SunTrust by Assignment and Assumption Agreement dated as of April 15, 1999, and recorded in Book 4844, Page 1478, Guilford County Registry; and
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      WHEREAS,  AFG and  SunTrust  have  agreed that AFG and
SunTrust will assign all of their respective interests in the Ground Lease, Memorandum of Ground Lease, Master Lease, Memorandum of Master Lease, Acknowledgment Agreement and SNDA to Cone, and AFG, SunTrust and Cone have all agreed
that,  upon  such   assignment,   those   agreements   shall
terminate.

      NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

AFG and SunTrust hereby assign all of their respective right, title and interest in the Ground Lease and the Memorandum of Ground Lease to Cone and such agreements are hereby terminated and cancelled of record effective the time and date of the recording of this Agreement in the Guilford County Registry.

AFG and SunTrust hereby assign all of their respective right, title and interest in the Master Lease and the Memorandum of Master Lease to Cone and such agreements are hereby terminated and cancelled of record effective the time and date of the recording of this Agreement in the Guilford County Registry.

AFG and SunTrust hereby assign all of their respective right, title and interest in the Acknowledgment Agreement and the SNDA to Cone and such agreements are each terminated and cancelled of record effective the time and date of the recording of this Agreement in the Guilford County Registry.

This Assignment also shall convey to Cone any and all of AFG's and SunTrust's right, title and interest to any improvements located on the property described on Exhibit
A-1 and Exhibit A-2 hereto.

This Assignment is made without representation or warranty (expressed or implied) except that AFG represents the Leasehold Parcel is free and clear of any conveyance, mortgage, lease, or Lien or any other adverse interest of any kind created or caused by AFG or TBC or any person claiming by, through or under AFG or TBC, but not otherwise (except as consented to by Cone).

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective duly authorized officers as of the day and year first above written.
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                              ATLANTIC FINANCIAL GROUP, LTD.,
                              a Texas limited partnership

                              By:   Atlantic Financial Managers, Inc., a
                                    Texas corporation, its authorized
                                    General Partner

                                    By:   /s/  Stephen Brackshire
                                    Its:  President

(CORPORATE SEAL)
                                    Attest: /s/  Jeffrey Brawner
                                    Its:   Secretary

                              CONE MILLS CORPORATION, a North Carolina corporation

                                    By:   /s/Gary L. Smith
                                    Its:  Executive Vice President and CFO
(CORPORATE SEAL)
                                    Attest:   /s/ Neil W. Koonce
                                    Its:  Secretary

                              SUNTRUST BANK, ATLANTA, a Georgia
                              banking corporation, as Agent

                                    By:  /s/ Samuel M. Ballestur
                                    Its:  Director

(CORPORATE SEAL)
                                    Attest:     /s/ Robert F. Ryan
                                    Its:  Vice President

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
STATE OF TEXAS

COUNTY OF DALLAS


I, Anne M. Ford, a Notary Public, do hereby certify that JEFFERY B. BRAWNER personally appeared before me this day and acknowledged that he is the Secretary of Atlantic Financial Managers, Inc., a Texas corporation, the General Partner of Atlantic Financial Group, Ltd., a Texas limited partnership, and that by authority duly given, and as the act of the corporation, in its capacity such general partner, the foregoing instrument was signed in its name by its President, sealed with its corporate seal, and attested by him as its Secretary.

WITNESS my hand and official seal this the 30th day of August, 2000.

                                          /s/ Anne M. Ford
                                          Notary Public, State of Texas

Annie M. Ford
Notary Public
State of Texas

My Commission Expires:
09/17/2002

(NOTARY SEAL/STAMP)



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STATE OF NORTH CAROLINA

COUNTY OF GUILFORD


I, Cheryl G. Hollis, a Notary Public, do hereby certify that NEIL W. KOONCE personally appeared before me this day and acknowledged that he is the Secretary of CONE MILLS CORPORATION, a banking corporation, and that by authority duly given, and as the act of the corporation, the foregoing instrument was signed in its name by its Executive Vice President and Chief Financial Officer, sealed with its corporate seal, and attested by him as its Secretary.

WITNESS my hand and official seal this the 30th day of August, 2000.

                                    /s/ Cheryl G. Hollis
                                      Notary Public

My commission expires:
11/17/2003

                                      (NOTARY SEAL/STAMP)



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STATE OF TENNESSEE

COUNTY OF DAVIDSON

      I, Adrianna L. Williams, a Notary Public, do hereby certify that ROBERT F. RYAN personally appeared before me this day and acknowledged that he is the Vice President of SUNTRUST BANK, ATLANTA, a banking corporation, and that by authority duly given, and as the act of the corporation, the foregoing instrument was signed in its name by its Director, sealed with its corporate seal, and attested by him as its Vice President.

WITNESS my hand and official seal this the 25th day of August, 2000.

                                    /s/ Adriana L. Williams
                                    Notary Public

My commission expires:
01/31/2004

                                    (NOTARY SEAL/STAMP)


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